UNITED STATES STEEL CORPORATION
2016 OMNIBUS INCENTIVE COMPENSATION PLAN
As Amended and Restated Effective April 27, 2021
SECTION 1. ADOPTION AND PURPOSE
1.01Adoption. The United States Steel Corporation 2016 Omnibus Incentive Compensation Plan (the “Plan”) was initially adopted by the Board of Directors of United States Steel Corporation (the “Corporation”) on February 22, 2016, and approved by the stockholders on April 26, 2016. The Plan was amended with the approval of the stockholders effective April 25, 2017, and April 28, 2020, to increase the number of shares authorized for issuance under the Plan. The Plan has been further amended and restated as set forth herein by the Board of Directors, subject to approval by the stockholders on April 27, 2021.
1.02    Purpose. The purpose of the Plan is to assist the Corporation in attracting, retaining and motivating employees and non-employee directors of outstanding ability and to align their interests with those of the stockholders of the Corporation.
SECTION 2. DEFINITIONS; CONSTRUCTION
2.01     Definitions. In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:
(a)    “Affiliate” means any person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Corporation. For purposes of this definition, the term “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities, by contract, or otherwise.
(b)    “Appreciation Right” means an Award representing, for each Share subject to such Appreciation Right, a right granted to a Participant to receive payment in Shares or cash of an amount equal to the excess, if any, of the Fair Market Value of a Share on the date of exercise of the Appreciation Right over the exercise price which shall be at least the Fair Market Value of a Share as of the grant date.
(c)     “Available Shares” shall have the meaning provided in Section 4.01 hereof.
(d)    “Award” means any Option, Restricted Stock, Restricted Stock Unit, Performance Award or Other Stock-Based Award.
(e)    “Award Agreement” means any agreement, contract or other instrument or document evidencing an Award.
(f)    “Board” means the Corporation’s Board of Directors.
(g)    “Business Combination” shall have the meaning provided in Section 2.01(j)(3) hereof.
(h)    “Cause,” when used with respect to the termination of employment or service of a Participant, means:
(1)     the willful and continued failure by the Participant to substantially perform his duties with the Corporation or a Subsidiary or Affiliate (other than any such failure resulting from the Participant’s disability), after reasonable notice of such failure and an opportunity to correct it; or

(2)    the willful and continued engaging by the Participant in conduct which is demonstrably and materially injurious to the Corporation or a Subsidiary or Affiliate, monetarily or otherwise, or
(3)    the breach by the Participant of the Corporation’s Code of Ethical Business Conduct as determined by the Corporation in its sole discretion.
For purposes of this Plan, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that such action or omission was in the best interest of the Corporation.
(i)     “Code” means the Internal Revenue Code of 1986, as amended from time to time, together with rules, regulations and interpretations promulgated thereunder. References to particular sections of the Code shall include any successor provisions.
(j)    “Change in Control” shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation is then subject to such reporting requirement; provided, that, without limitation, such a change in control shall be deemed to have occurred if:
(1)    any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (a “Person”) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation (not including in the amount of the securities beneficially owned by such person any such securities acquired directly from the Corporation or its Affiliates) representing thirty percent (30%) or more of the combined voting power of the Corporation’s then outstanding voting securities; provided, however, that for purposes of this Plan the term “Person” shall not include (A) the Corporation or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, or (E) any individual, entity or group involved in the acquisition of the Corporation’s voting securities in connection with which, pursuant to Rule 13d-1 promulgated pursuant to the Exchange Act, such individual, entity or group is permitted to, and actually does, report its beneficial ownership on Schedule 13G (or any successor Schedule); provided that, if any such individual, entity or group subsequently becomes required to or does report its beneficial ownership on Schedule 13D (or any successor Schedule), then, for purposes of this paragraph, such individual, entity or group shall be deemed to have first acquired, on the first date on which such individual, entity or group becomes required to or does so report, beneficial ownership of all of the Corporation’s then outstanding voting securities beneficially owned by it on such date; and provided, further, however, that for purposes of this paragraph (1), there shall be excluded any Person who becomes such a beneficial owner in connection with an Excluded Transaction (as defined in paragraph (3) below); or
 (2)     the following individuals (the “Incumbent Board”) cease for any reason to constitute a majority of the number of directors then serving: individuals who, as of the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest including, but not limited to, a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or
(3)     there is consummated a merger or consolidation of the Corporation or any direct or indirect subsidiary thereof with any other corporation (a “Business Combination”), other than a merger or consolidation (an “Excluded Transaction”) which would result in:
(A)     at least a majority of the members of the board of directors of the resulting or surviving entity (or any ultimate parent thereof) in such Business Combination (the “New Board”) consisting of individuals (“Continuing Directors”) who were members of the Incumbent Board (as defined in subparagraph (2) above) immediately prior to consummation of such Business Combination or were appointed, elected or recommended for appointment or election by members of the Incumbent Board prior to consummation of such Business Combination (excluding from Continuing Directors, any individual whose election or appointment, or recommendation for election or appointment, to the New Board was at the request, directly or indirectly, of the entity which entered into the definitive agreement providing for such Business Combination with the Corporation or any direct or indirect subsidiary thereof), unless the Board determines, prior to such consummation, that there does not exist a reasonable assurance that, for at least a two-year period following consummation of such Business Combination, at least a majority of the members of the New Board will continue to consist of Continuing Directors and individuals whose election, or nomination for election by stockholders of the resulting or surviving entity (or any ultimate parent thereof) in such Business Combination, would be approved by a vote of at least a majority of the Continuing Directors and individuals whose election or nomination for election has previously been so approved; or
(B)     a Business Combination that in substance constitutes a disposition or separation of a division, business unit, or subsidiary; or
(4)     the stockholders of the Corporation approve a plan of a complete liquidation or dissolution of the Corporation or there is consummation of a sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation with respect to which, following such sale or other disposition, more than 50% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Corporation’s then outstanding voting securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Corporation’s then outstanding voting securities.
(k)    “Committee” means (1) with respect to Participants who are employees and other service providers, the Compensation & Organization Committee or such other committee of the Board as may be designated by the Board to administer the Plan, consisting of at least three members of the Board; provided however, that any member of the Committee participating in the taking of any action under the Plan shall qualify as (A)  a “non-employee director” as then defined under Rule 16b-3 and (B) an “independent” director under the rules of the

New York Stock Exchange, or (2) with respect to Participants who are non-employee directors, the Board.
(l)    “Common Stock” means shares of the common stock, par value $1.00 per share, and such other securities of the Corporation or other corporation or entity as may be substituted for Shares pursuant to Section 8.01 hereof.
(m)    “Continuing Directors” shall have the meaning provided in Section 2.01(j)(3) hereof.
(n)    “Disabled” shall mean the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.
(o)    “Effective Date” means April 26, 2016, the date the Plan was initially effective.
(p)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(q)    “Excluded Transaction” shall have the meaning provided in Section 2.01(j)(3) hereof.
(r)    “Fair Market Value” of shares of any stock, including but not limited to Common Stock, or units of any other securities (herein “shares”), shall be the average of the highest and lowest sales prices per share for the date as of which Fair Market Value is to be determined in the principal market in which such shares are traded, as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon). If the Fair Market Value of shares on any date cannot be determined on the basis set forth in the preceding sentence, or if a determination is required as to the Fair Market Value on any date of property other than shares, the Committee shall in good faith determine the Fair Market Value of such shares or other property on such date. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.
(s)    “Full-Value Shares” shall have the meaning provided in Section 4.01 hereof.
(t)    “Good Reason” shall mean, without the Participant’s express written consent, the occurrence after a Change in Control, of any one or more of the following:
(1)    the assignment to the Participant of duties inconsistent with the Participant’s position immediately prior to the Change in Control or a reduction or adverse alteration in the nature of the Participant’s position, duties, status or responsibilities from those in effect immediately prior to the Change in Control;
(2)    a reduction by the Corporation in the Participant’s annualized and monthly or semi-monthly rate of base salary (as increased to incorporate the Participant’s foreign assignment premium, if any, while on foreign assignment) as in effect on the Change in Control or as the same shall be increased from time to time;
(3)    the Corporation’s requiring the Participant to be based at a location in excess of fifty (50) miles from the location where the Participant is based immediately prior to the Change in Control;
(4)    the failure by the Corporation to continue, substantially as in effect immediately prior to the Change in Control, all of the Corporation’s employee benefit, incentive compensation, bonus, stock option and stock award plans, programs, policies, practices or arrangements in which the Participant participates (or substantially equivalent successor plans, programs, policies, practices or arrangements) or the failure by the Corporation to continue the Participant’s participation therein on substantially the same basis, both in terms of the amount of benefits provided and the level of the Participant’s participation relative to other participants, as existed immediately prior to the Change in Control; and
(5)    any purported termination by the Corporation of the Participant’s employment that is not effected pursuant to a written notice indicating, in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Participant’s employment for Cause, which in the absence of such notice shall be ineffective.
(u)    “Incumbent Board” shall have the meaning provided in Section 2.01(j)(2) hereof.
(v)    “New Board” shall have the meaning provided in Section 2.01(j)(3) hereof.
(w)    “Option” means a right, granted under Section 6.02 hereof, to purchase Shares at a specified price during specified time periods.
(x)    “Other Stock-Based Award” means an Award, granted under Section 6.06 hereof, that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares.
(y)    “Participant” means an employee, other service provider or a non-employee director of the Corporation or any Subsidiary or Affiliate who is granted an Award under the Plan.
(z)    “Performance Award” means an award granted under Section 6.05 hereof that is subject to certain restrictions.
(aa)    “Performance Share,” “Performance Cash Award,” “Performance Goal” and “Performance Period” shall have the meanings provided in Section 6.05.
(bb)    “Person” shall have the meaning provided in Section 2.01(j)(1) hereof.
(cc)    “Restricted Stock” means Shares, granted under Section 6.03 hereof, that are subject to certain restrictions.
(dd)    “Restricted Stock Unit” means a unit, granted under Section 6.04 hereof, that is subject to certain restrictions.
(ee)    “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.
(ff)    “Shares” means shares of Common Stock.
(gg)    “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the chain owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain.
(hh)    “Termination of Employment” shall have the meaning provided in Section 9.02 hereof.
2.02     Construction. For purposes of the Plan, the following rules of construction shall apply:
(a)    The word “or” is disjunctive but not necessarily exclusive.
(b)    Words in the singular include the plural; words in the plural include the singular; words in the neuter gender include the masculine and feminine genders, and words in the masculine or feminine gender include the other and neuter genders.
SECTION 3. PLAN ADMINISTRATION
3.01     Board Committee Administration. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:
(a)     to designate Participants;

(b)     to determine the type or types of Awards to be granted to each Participant;
(c)    to determine the number of Awards to be granted, the number of Shares or amount of cash or other property to which an Award will relate, the terms and conditions of any Award (including, but not limited to, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and accelerations or waivers thereof, and any Performance Goal, based in each case on such considerations as the Committee shall determine subject to the terms of the Plan), and all other matters to be determined in connection with an Award;
(d)    to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited, exchanged or surrendered;
(e)    to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;
(f)    to prescribe the form of each Award Agreement, which need not be identical for each Participant;
(g)    to adopt, amend, suspend, waive and rescind such rules and procedures as the Committee may deem necessary or advisable to administer the Plan;
(h)    to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and procedures, any Award Agreement or other instrument entered into or Award made under the Plan;
(i)    to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan; and
(j)    to make such filings and take such actions as may be required from time to time by appropriate state, regulatory and governmental agencies.
Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Corporation, Subsidiaries, Affiliates, Participants, any person claiming any rights under the Plan from or through any Participants, employees, directors and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by an officer, manager or other employee of the Corporation or a Subsidiary, the Corporation’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation and/or Committee to assist in the administration of the Plan.
3.02     Committee Delegation. The Committee may delegate to officers, managers and/or agents of the Corporation or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine and applicable law, to perform administrative and other functions under the Plan. Specifically, the Committee may delegate to one or more officers of the Corporation the authority to grant Awards to Participants who are not directors or officers (as defined under Section 16 of the Exchange Act) of the Corporation, provided the Committee shall have determined the number of Shares available for such grants and the grants are subject to the terms and conditions of the underlying Award Agreements and the Plan. Any such delegation shall be subject to the limitation under Section 157(c) of the Delaware General Corporation Law.
 SECTION 4. SHARES SUBJECT TO THE PLAN

4.01     The maximum number of Shares which may be issued and in respect of which Awards may be granted under the Plan shall be limited to 32,700,000 Shares, subject to adjustment as provided in Section 8.01, which may be used for all forms of Awards (such Shares may be referred to as “Available Shares”). Each Option or Appreciation Right shall reduce the number of Available Shares by one Share for each Share represented by such Option or Appreciation Right, except to the extent the Award is settled in cash. All other Shares to which an Award other than an Option or Appreciation Right relates shall be referred to as “Full-Value Shares” and, unless such Award is settled in cash, shall reduce the number of Available Shares by 1.78 Shares.
For purposes of this Section 4.01, the number of Shares to which an Award relates shall be counted against the number of Available Shares under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the Award shall be counted against the number of Available Shares under the Plan at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the Committee so as to ensure appropriate counting but avoid double counting.
If and to the extent any Award granted under this Plan or any award granted under the 2005 Stock Incentive Plan (“2005 Plan”) and outstanding on the Effective Date (a “2005 Plan Award”) is forfeited or otherwise terminates without payment being made to the Participant in the form of Shares or if payment is made to the Participant in the form of cash, cash equivalents or other property other than Shares, any Shares that are not issued with respect to such Award or 2005 Plan Award shall, to the extent of any such forfeiture or termination or alternative payment, again be available for Awards under the Plan. Subject to the provisions of Section 8.01, such Shares shall be added to the number of Available Shares at the rate for which the award was originally subtracted from the number of Available Shares under this Plan or from the number of Shares that were available under the 2005 Plan, as applicable. If the exercise price of an Award is paid by delivering to the Corporation Shares previously owned by the Participant or by withholding Shares issuable upon exercise or if Shares are delivered or withheld for purposes of satisfying a tax withholding obligation or if Shares are repurchased by the Company with Option proceeds, the number of Shares covered by the Award equal to the number of Shares so delivered, withheld or repurchased shall be counted, however, against the number of Shares granted and shall not again be available for Awards under the Plan. In addition, all Shares covered by an Appreciation Right, to the extent that it is exercised and settled in Shares, shall be counted against the number of Shares granted and shall not again be available for Awards under the Plan. Any Shares distributed pursuant to an Award may consist, in whole or part, of authorized and unissued Shares or of treasury Shares, including Shares repurchased by the Corporation for purposes of the Plan.
SECTION 5. ELIGIBILITY, VESTING REQUIREMENTS AND PROHIBITION ON REPRICING AND RELOAD OPTIONS
5.01    Eligibility. Awards may be granted only to individuals who are employees, other service providers and/or non-employee directors of the Corporation or any Subsidiary or Affiliate.
5.02    Vesting of Awards. All Awards shall provide for vesting based on employment or service which is at least twelve (12) months from the date on which such Award is granted, and there shall be no acceleration of vesting of an Award to be more rapid than vesting after twelve (12) months, except for the Committee’s discretion to provide for accelerated vesting or exercisability in the terms of an Award or otherwise in connection with death, disability, retirement, involuntary termination of employment or service without Cause or a Change in Control. Notwithstanding any contrary provision of the Plan, up to five percent (5%) of the aggregate number of Shares authorized for issuance under the Plan may be issued pursuant to Awards without regard to the limitations of this Section 5.02.
5.03    Repricing and Reload Options Prohibited. Except as provided in Section 8 (Adjustment Provisions), the Corporation may not, without obtaining stockholder approval: (a) amend or modify the terms of any outstanding Option or Appreciation Right to reduce the exercise price of such outstanding Option or Appreciation Right; (b) cancel, exchange or permit or accept the surrender of any outstanding Option or Appreciation Right in exchange for an Option or Appreciation Right with an exercise price that is less than the exercise price of the original Option or Appreciation Right; or (c) cancel, exchange or permit or accept the surrender of any outstanding Option or Appreciation Right in exchange for any other Award, cash or other securities for purposes of repricing such Option or Appreciation Right. No Option may be granted to any individual on account of the use of Shares by such individual to exercise a prior Option.
SECTION 6. SPECIFIC TERMS OF AWARDS
6.01     General. Subject to the terms of the Plan and any applicable Award Agreement, Awards may be granted as set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to the terms of Section 10.01), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including separate escrow provisions and terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant. Except as required by applicable law, Awards may be granted for no consideration other than prior and/or future services. Dividends and dividend equivalents shall not be paid on Options, Appreciation Rights and unvested Full-Value Shares. Dividends and dividend equivalents may not be paid with respect to Performance Awards before the Performance Goals are achieved and the Performance Awards are earned.
6.02    Options. The Committee is authorized to grant Options to Participants, subject to the following terms and conditions:
(a)    Exercise Price. The exercise price per Share of an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.
(b)    Option Term. The term of each Option shall be determined by the Committee, except that, consistent with the provisions of Section 7.04, no Option shall be exercisable after the expiration of ten years from the date of grant. The Option shall be evidenced by a form of written Award Agreement, and subject to the terms thereof.
(c)    Times and Methods of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which the exercise price may be paid or deemed to be paid, and the form of such payment, including, without limitation, cash, Shares, or other property or any combination thereof, having a Fair Market Value on the date of exercise equal to the exercise price, provided, however, that in the case of a Participant who is at the time of exercise subject to Section 16 of the Exchange Act, any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash or in property other than any equity security (as defined by the Exchange Act) of the Corporation.
    Delivery of Shares in payment of the exercise price of an Option, if authorized by the Committee, may be accomplished through the effective transfer to the Corporation of Shares held by a broker or other agent. Unless otherwise determined by the Committee, the Corporation will also cooperate with any person exercising an Option who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares received upon exercise of the Option are sold through the broker or other agent, for the purpose of paying the exercise price of an Option. Additionally, if authorized by the Committee, a Participant may elect the withholding of shares to be acquired upon exercise, valued at the Fair Market Value on the date of exercise, for the purpose of paying the exercise price of an Option. Notwithstanding any of the preceding, unless the Committee, in its discretion, shall otherwise determine, the exercise of the Option shall not be deemed to occur, and no Shares will be issued by the Corporation upon exercise of an Option, until the Corporation has received payment in full of the exercise price. Notwithstanding language in any grant form to the contrary, if the optionee is subject to taxation on the benefit received from the Option in a jurisdiction outside the United States the optionee (i) shall not be permitted to pay the exercise price by surrendering shares of Common Stock that he or she already owns or attesting to the ownership of shares of Common Stock and (ii) shall not be permitted to elect the withholding of shares to be acquired upon exercise to satisfy either the exercise price or the tax withholding obligation if, in the opinion of the Committee, such election could cause the participant, or the Corporation, to receive unfavorable tax treatment.
(d)    Termination of Employment. In the case of Participants who are employees or other service providers, unless otherwise determined by the Committee and reflected in the Award Agreement or award program:
(1)    if a Participant shall die while employed or engaged by the Corporation or a Subsidiary or Affiliate or during a period following termination of employment or engagement during which an Option otherwise remains exercisable under this Section 6.02(d), Options granted to the Participant, to the extent exercisable at the time of the Participant’s death, may be exercised within three years after the date of the Participant’s death, but not later than the expiration date of the Option, by the executor or administrator of the Participant’s estate or by the Person or Persons to whom the Participant shall have transferred such right by will or by the laws of descent and distribution;
(2)    if the employment or engagement of a Participant with the Corporation and its Subsidiaries and Affiliates shall be involuntarily terminated under circumstances which would qualify the Participant for benefits under a severance plan of the Corporation, or if a Participant shall retire under the terms of any retirement plan of the Corporation or a Subsidiary, or shall terminate his or her employment or engagement with the written consent of the Corporation or a Subsidiary specifically permitting such exercise, or shall become Disabled, Options granted to the Participant, to the extent exercisable at the date of the Participant’s termination of employment or engagement, may be exercised within three years after the date of termination of employment or engagement, but not later than the expiration date of the Option; and
(3)    except to the extent an Option remains exercisable under paragraph (1) or (2) above or under Section 9.01, any Option granted to a Participant shall terminate immediately upon the termination of all employment or engagement of the Participant with the Corporation or a Subsidiary or Affiliate.
(e)    Termination of Service. In the case of Participants who are non-employee directors, unless otherwise determined by the Board and reflected in the Award Agreement or award program:
(1)    if a Participant shall die while in service with the Corporation or a Subsidiary or during a period following termination of service during which an Option otherwise remains exercisable under this Section 6.02(e), Options granted to the Participant, to the extent exercisable at the time of the Participant’s death, may be exercised within three years after the date of the Participant’s death, but not later than the expiration date of the Option, by the executor or administrator of the Participant’s estate or by the Person or Persons to whom the Participant shall have transferred such right by will or by the laws of descent and distribution;
(2)    if the service of a Participant with the Corporation and its Subsidiaries shall be terminated for reasons other than removal for Cause, Options granted to the Participant, to the extent exercisable at the date of the Participant’s termination of service, may be exercised within three years after the date of termination of service, but not later than the expiration date of the Option; and
(3)    except to the extent an Option remains exercisable under paragraph (1) or (2) above or under Section 9.01, any Option granted to a Participant shall terminate immediately upon the termination of all service of the Participant with the Corporation or a Subsidiary.
(f)    Individual Limit. The aggregate number of Shares for which Options may be granted under the Plan to any single Participant in any calendar year shall not exceed 1,000,000 Shares.
6.03    Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants, subject to the following terms and conditions:
(a)    Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter.
(b)    Forfeiture. Except as otherwise determined by the Committee at the time of grant or thereafter subject to the limitations of the Plan, upon termination of employment, engagement or other service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at such time subject to restrictions shall be forfeited and reacquired by the Corporation.
(c)    Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including, without limitation, issuance of certificates representing Shares, which may be held in escrow. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.
(d)    Maximum Individual Performance-Based Restricted Stock Limit. Restricted Stock may be subject to Performance Goals. No Participant shall be granted within any calendar year one or more Restricted Stock Awards under the Plan subject to Performance Goals for more than 1,000,000 Shares.
6.04     Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Participants, subject to the following terms and conditions:
(a)     Issuance and Restrictions. Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock Units or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter.

(b)    Forfeiture. Except as otherwise determined by the Committee at the time of grant or thereafter subject to the limitations of the Plan, upon termination of employment, engagement or other service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock Units that are at such time subject to restrictions shall be forfeited.
(c)    Maximum Individual Performance-Based Restricted Stock Unit Limit. Restricted Stock may be subject to Performance Goals. No Participant shall be granted within any calendar year one or more Restricted Stock Unit Awards under the Plan subject to Performance Goals for more than 1,000,000 Shares.
6.05     Performance Awards. The Committee is authorized to grant Performance Awards to Participants, subject to the following terms and conditions:
(a)    Types of Performance Awards. Performance Awards may be granted in the form of Performance Shares or Performance Cash Awards. Performance Shares shall be denominated in Shares and may be payable in Shares or in cash. Performance Cash Awards shall be denominated in dollars, have an initial value that is established by the Committee at the time of grant, and may be payable in cash or in Shares.
(b)    Right to Payment. A Performance Award shall represent the right to receive Shares or a dollar amount based on the achievement, or the level of achievement, during a specified Performance Period of one or more Performance Goals established by the Committee at the time of the Award. Performance Goals may include threshold Corporation performance goals and Participant performance goals.
(c)    Terms of Performance Awards. At or prior to the time a Performance Award is granted, the Committee shall cause to be set forth in the Award Agreement or otherwise in writing (i) the Performance Goals applicable to the Award and the period during which achievement of the Performance Goals shall be measured (the “Performance Period”), (ii) the amount which may be earned by the Participant based on the achievement, or the level of achievement, of the Performance Goals or the formula by which such amount shall be determined and (iii) such other terms and conditions applicable to the Award as the Committee may, in its discretion, determine to include therein; provided, however, dividends and dividend equivalents may accrue, but shall not be paid with respect to Performance Awards before the Performance Goals are achieved and the Performance Awards are earned. The terms so established by the Committee shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any Performance Goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the Participant based on such performance. The Committee may retain the discretion to reduce (but not to increase) the amount of a Performance Award which will be earned based on the achievement of Performance Goals; provided, however, that the exercise of such negative discretion shall not be permitted to result in any increase in the amount of any Performance Award payable to any other Participant. When the Performance Goals are established, the Committee shall also specify the manner in which the level of achievement of such Performance Goals shall be calculated and the weighting assigned to such Performance Goals. The Committee may determine that certain specified events or occurrences, including changes in accounting standards or tax laws and the effects of non-operational items or unusual or infrequently occurring items as defined by generally accepted accounting principles, shall be excluded from the calculation.
 (d)     Performance Goals. The outcome of the Performance Goals must be substantially uncertain at the time the goals are established. “Performance Goals” shall mean one or more preestablished, objective measures of performance during a specified Performance Period, selected by the Committee in its discretion. Performance Goals may be based upon one or more of the following objective performance measures and expressed in either, or a combination of, absolute or relative values or rates of change and on a gross or net basis: safety performance, stock price, capital expenditures, earnings per share, earnings per share growth, return on capital employed, return on invested capital, return on capital, costs, net income, net income growth, operating margin, revenues, revenue growth, revenue from operations, net sales, expenses, income from operations as a percent of capital employed, income from operations, income from operations per ton shipped, tons shipped, cash flow, market share, return on equity, return on assets, earnings (including EBITDA and EBIT), operating cash flow, operating cash flow as a percent of capital employed, economic value added, gross margin, total shareholder return, shareholder equity, debt, debt to shareholder equity, debt to earnings (including EBITDA and EBIT), interest expense and/or other fixed charges, earnings (including EBITDA and EBIT) to interest expense and/or other fixed charges, environmental emissions improvement, workforce diversity, number of accounts, workers’ compensation claims, budgeted amounts, cost per hire, turnover rate, and/or training costs and expenses. Performance Goals based on such performance measures may be based either on the performance of the Participant, Corporation, a Subsidiary or Subsidiaries, an Affiliate or Affiliates, any branch, department, business unit or other portion thereof under such measure for the Performance Period and/or upon a comparison of such performance with the performance of a peer group of corporations, prior Performance Periods or other measure selected or defined by the Committee at the time of making a Performance Award. The Committee may in its discretion also determine to use other objective performance measures as Performance Goals.
(e)     Committee Certification. Following completion of the applicable Performance Period, and prior to any payment of a Performance Award to the Participant, the Committee shall determine in accordance with the terms of the Performance Award and shall certify in writing whether the applicable Performance Goal or Goals were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance. For this purpose, approved minutes of the meeting of the Committee at which certification is made shall be sufficient to satisfy the requirement of a written certification. Performance Awards are not intended to provide for the deferral of compensation, such that Performance Awards shall be paid upon vesting and in no event later than the day which is two and one-half months following the end of the calendar year in which the Performance Period ends, or such other time period as may be required under Section 409A of the Code to avoid characterization of such Awards as deferred compensation.
(f)     Maximum Individual Performance Award Limit. No Participant shall be granted within any calendar year (i) Performance Shares which could result in such Participant receiving pursuant to such Performance Shares more than 1,000,000 Shares or the Fair Market Value thereof if paid in cash, or (ii) Performance Cash Awards which could result in such Participant receiving more than $20,000,000 in value.
(g)    Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, based upon the achievement of one or more Performance Goals during the Performance Period, as specified by the Committee. The amount of the Award Pool at the threshold, target and maximum performance levels may be a stated percentage of the Award Pool at the applicable level for the specified Performance Goals. The maximum amount payable to any Participant shall be stated in terms of a percentage of the award pool and the sum of such percentages shall not exceed 100%.
(h)    Performance Cash Awards. Notwithstanding any contrary provision of the Plan or applicable Award Agreement, with respect to Performance Cash Awards, the Committee has full authority and discretion to: (i) establish Performance Goals that are based on objective or subjective factors as the Committee deems relevant, (ii) modify, amend, discontinue or terminate, and establish new Performance Goals at any time, (iii) establish a Performance Period that is less than twelve (12) months, and (iv) exercise positive or negative discretion in determining the amount of any Performance Cash Award payable under the Plan.
6.06     Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, including, without limitation, purchase rights, Appreciation Rights, Shares awarded which are not subject to any restrictions or conditions, subject to the limitations of the Plan, convertible securities, exchangeable securities or other rights convertible or exchangeable into Shares, as the Committee in its discretion may determine. In the discretion of the Committee, such Other Stock-Based Awards, including Shares, or other types of Awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Corporation or a Subsidiary or an Affiliate under, other compensation or incentive plans, programs or arrangements of the Corporation or any Subsidiary or Affiliate for eligible Participants, including without limitation the Deferred Compensation Program for Non-Employee Directors, the Non-Employee Director Stock Program, other or successor programs and executive contracts.
    The Committee shall determine the terms and conditions of Other Stock-Based Awards. Shares or securities delivered pursuant to a purchase right or Appreciation Right granted under this Section 6.06 shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, Shares, or other property or any combination thereof, as the Committee shall determine.
    The aggregate number of Shares for which Appreciation Rights may be granted under the Plan to any single Participant in any calendar year shall not exceed 1,000,000 Shares.
6.07     Limitation on Awards to Non-Employee Directors. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any non-employee director for any single calendar year shall not exceed $500,000; provided, however, that such limit shall not apply to any Awards made at the election of a non-employee director to receive Awards in lieu of all or a portion of any annual committee cash retainers or other similar cash based payments.
SECTION 7. GENERAL TERMS OF AWARDS
7.01     Stand-Alone, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, or in tandem with, any other Award granted under the Plan or any award granted under any other plan, program or arrangement of the Corporation or any Subsidiary or any business entity acquired or to be acquired by the Corporation or a Subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
7.02     Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option, other purchase right or Appreciation Right exceed a period of ten (10) years from the date of its grant.
7.03     Form of Payment of Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or substitutions to be made by the Corporation upon the grant, exercise or other payment or distribution of an Award may be made in such forms as the Committee shall determine at the time of grant or thereafter, including, without limitation, cash, Shares, or other property or any combination thereof, in each case in accordance with rules and procedures established, or as otherwise determined, by the Committee.
7.04     Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any person other than the Corporation, or shall be subject to any lien, obligation or liability of such Participant to any person other than the Corporation or a Subsidiary. No Award and no rights or interests therein shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution, and any Option or other right to purchase or acquire Shares granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant as well as any additional restrictions or limitations deemed necessary or appropriate by the Committee.
7.05     Registration and Listing Compliance. No Award shall be paid and no Shares or other securities shall be distributed with respect to any Award in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law or subject to a listing requirement under any listing agreement between the Corporation and any national securities exchange, and no Award shall confer upon any Participant rights to such payment or distribution until such laws and contractual obligations of the Corporation have been complied with in all material respects. Except to the extent required by the terms of an Award Agreement or another contract between the Corporation and the Participant, neither the grant of any Award nor anything else contained herein shall obligate the Corporation to take any action to comply with any requirements of any such securities laws or contractual obligations relating to the registration (or exemption therefrom) or listing of any Shares or other securities, whether or not necessary in order to permit any such payment or distribution.
7.06     Stock Certificates. Awards representing Shares under the Plan may be recorded in book entry form until the lapse of restrictions or limitations thereon, or issued in the form of certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, the Committee may require any Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Corporation or such other person as the Committee may designate.
7.07.     Forfeiture and Repayment. Notwithstanding any other provisions of the Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement or recoupment policy adopted by the Corporation, will be subject to such deduction, clawback or cancellation as may be made pursuant to such law, government regulation, stock exchange listing requirement or recoupment policy, as may be in effect from time to time.
SECTION 8. ADJUSTMENT PROVISIONS
8.01     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, then equitable adjustment shall be made to outstanding Awards, the maximum number of Shares specified in Section 4.01 that may be issued under the Plan but are not then subject to outstanding Awards and the maximum number of Shares specified under

Sections 6.02(f), 6.03(d), 6.04(d), 6.05(f). Any shares of Common Stock distributed with respect to any Restricted Stock held in escrow shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock on which they were distributed.
    If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then equitable adjustments shall be made to the Awards, the Shares specified in Section 4.01 that may be issued under the Plan but which is not then subject to any outstanding Award, and the maximum number of Shares under Sections 6.02(f), 6.03(d), 6.04(d), 6.05(f). Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any cash or other property, into or for which any Restricted Stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was issued or distributed.
    In case of any adjustment or substitution as provided for in this Section 8.01, the aggregate option price for all Shares subject to each then outstanding Option, Restricted Stock Unit, Performance Award or Other Stock Based Award, prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction), cash or other property to which such Shares shall have been adjusted or which shall have been substituted for such Shares. Any new option price per share or other unit shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.
    If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to stockholders of the Common Stock, (i) the Committee shall make any adjustments to any then outstanding Option, Restricted Stock Unit, Performance Award or Other Stock Based Award, which it determines are equitably required to prevent dilution or enlargement of the rights of optionees and awardees which would otherwise result from any such transaction, and (ii) unless otherwise determined by the Committee in its discretion, any stock, securities, cash or other property distributed with respect to any Restricted Stock held in escrow or for which any Restricted Stock held in escrow shall be exchanged in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was distributed or exchanged.
    No adjustment or substitution provided for in this Section 8.01 shall require the Corporation to issue or sell a fraction of a Share or other security. Accordingly, all fractional Shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of Restricted Stock held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional Shares created by an adjustment or substitution of Shares, except that, unless otherwise determined by the Committee in its discretion, any cash or other property paid in lieu of a fractional Share shall be subject to restrictions similar to those applicable to the Restricted Stock exchanged therefore. In the event of any other change in or conversion of the Common Stock, the Committee may in its discretion adjust the outstanding Awards and other amounts provided in the Plan in order to prevent the dilution or enlargement of rights of Participants.

SECTION 9. CHANGE IN CONTROL PROVISIONS
9.01     Acceleration of Exercisability and Lapse of Restrictions. Unless otherwise determined by the Committee at the time of grant of an Award or unless otherwise provided in the applicable Award Agreement, if (i) a Change in Control shall occur, and (ii) a Termination of Employment occurs, then, in addition to any other rights of post-termination exercise which the Participant (or other holder of the Award) may have under the Plan or the applicable Award Agreement: (i) all outstanding Awards pursuant to which the Participant may have exercise rights, which are restricted or limited, shall become fully exercisable and shall remain exercisable until the expiration date of the award; and (ii) all restrictions or limitations, including risks of forfeiture, on outstanding Awards subject to restrictions or limitations under the Plan shall lapse.
    In addition, upon the occurrence of a Change in Control, all performance criteria and other conditions to payment of Awards under which payments of Shares or other property are subject to conditions shall be determined using the abbreviated performance period ending upon the date of the Change in Control. Notwithstanding the foregoing, unless otherwise determined by the Committee at the time of grant of an Award or unless otherwise provided in the applicable Award Agreement, if a Change in Control shall occur, (i) scheduled vesting dates for performance-based Awards will not be affected by a Change in Control and (ii) all Awards shall remain payable on the dates provided in the underlying Award Agreements and the Plan.
9.02     Termination of Employment or Service in connection with a Change in Control. If within the two-year period beginning on the date of a Change in Control the employment or service of a Participant shall be terminated (i) involuntarily for any reason other than for Cause or (ii) in the case of Participants who have been determined by the Committee to be executive management prior to the time of the Change in Control, voluntarily for Good Reason, such termination shall be a “Termination of Employment” for purposes of this Plan.
The Participant’s right to terminate his or her employment pursuant to this Section shall not be affected by the Participant’s incapacity due to physical or mental illness or eligibility for retirement. The Participant’s continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.
SECTION 10. AMENDMENTS TO AND TERMINATION OF THE PLAN
10.01     The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or Participants, except that, without the approval of the stockholders of the Corporation, no amendment, alteration, suspension, discontinuation or termination shall be made if stockholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the Shares may then be listed, or if the Board in its discretion determines that obtaining such stockholder approval is for any reason advisable; provided, however, that without the written consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him. The Committee may, consistent with the terms of the Plan, waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him.
SECTION 11. GENERAL PROVISIONS
11.01     No Right to Awards; No Stockholder Rights. No Participant, employee or director shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, employees and directors, except as provided in any other compensation, fee or other arrangement. No Award shall confer on any Participant any of the rights of a stockholder of the Corporation unless and until Shares are in fact issued to such Participant in connection with such Award.
11.02     Withholding. To the extent required by applicable Federal, state, local or foreign law, the Participant or his successor shall make arrangements satisfactory to the Corporation, in its discretion, for the satisfaction of any withholding tax obligations that arise in connection with an Award. The Corporation shall not be required to issue any Shares or make any other payment under the Plan until such obligations are satisfied.
    The Corporation is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of Shares, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, or to any other payment of compensation by the Corporation to a Participant outside of the Plan, and to take such other action as the Committee may deem necessary or advisable to enable the Corporation and Participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive Shares, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations. The Fair Market Value of any Shares withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates or such other limitations as will not cause adverse accounting consequences or cost, except as otherwise specifically provided in any Award Agreement with respect to a Participant subject to tax withholding in any foreign jurisdiction in which there is no minimum statutory withholding rates.
11.03     No Right to Employment or Continuation of Service. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue in the employ or service of the Corporation, any Subsidiary or any Affiliate or to interfere in any way with the right of the Corporation, any Subsidiary or any Affiliate or stockholders to terminate his employment or service at any time or increase or decrease his compensation, fees, or other payments from the rate in existence at the time of granting of an Award, except as provided in any Award Agreement or other compensation, fee or other arrangement.
11.04     Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Corporation; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation’s obligations under the Plan to deliver Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.
11.05     No Limit on Other Compensatory Arrangements. Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation, fee or other arrangements (which may include, without limitation, employment agreements with executives and arrangements which relate to Awards under the Plan), and such arrangements may be either generally applicable or applicable only in specific cases. Notwithstanding anything in the Plan to the contrary, the terms of each Award shall be construed so as to be consistent with such other arrangements in effect at the time of the Award.
11.06     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

11.07     Governing Law. The validity, interpretation, construction and effect of the Plan and any rules and procedures relating to the Plan shall be governed by the laws of the Commonwealth of Pennsylvania (without regard to the conflicts of laws thereof), and applicable Federal law.
11.08     Severability. If any provision of the Plan or any Award is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or Award, it shall be deleted and the remainder of the Plan or Award shall remain in full force and effect; provided, however, that, unless otherwise determined by the Committee, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Committee.
SECTION 12. TERM OF THE PLAN
12.01    The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the Shares available for issuance under the Plan have been issued and all restrictions on such Shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, Awards shall not be granted later than the tenth anniversary of the Effective Date.